Investment Advisor:

   Dividend Capital Investments LLC
     518 Seventeenth Street, Suite 1200
     Denver, Colorado 80202

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, VA 23235

Independent Registered Public Accounting Firm:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Dividend Capital Realty Income Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Service at (800) 527-9525 Toll Free. Fund information also available online at dividendcapital.com or theworldfunds.com

[LOGO]
DIVIDEND CAPITAL

                         Annual Report to Shareholders

                            DIVIDEND CAPITAL REALTY
                                  INCOME FUND

                                  A series of
                             The World Funds, Inc.
                         A "Series" Investment Company

                              For the Year Ended
                              September 30, 2005

Dear Shareholder:

We are pleased to submit to you Dividend Capital Realty Income Fund's annual report for the year ended September 30, 2005.

Market Conditions

During the period covered by this annual report, the real estate securities market continued to perform strongly, as indicated by the 27.10% return of the MSCI U.S. REIT Index ("RMS") and 5.12% return of the Merrill Lynch REIT Preferred Index ("MLRP"). However, the overall time frame was characterized by periods of volatility including significant appreciation in REIT valuations during the fourth quarter of 2004, a period of declining stock prices during the first quarter of 2005, a strong rebound in the second quarter of 2005 and an additional decline/rebound cycle in the third quarter of 2005. In our opinion, the strength in REIT security returns has been driven by improving real estate fundamentals as a result of an improving economy. The sector also has benefited from an increase in underlying private real estate net asset values (NAV) partly driven by capital inflows into the real estate sector as investors continue to seek the competitive yields offered by the asset class. The latter of these factors has provided somewhat of a floor to REIT stock prices as robust merger and acquisition activity, including transactions where public real estate companies have been taken private, have transacted at prices typically above the then current public market valuation. The downward pressure on real estate security values appeared to be a result of a combination of valuation concerns following the significant increase in stock values over the past 5 years and the narrowing spread on real estate and REIT yields relative to rising short and long-term interest rates. Of the major property types, top performing sectors within the universe of common stocks were focused on the retail sector- regional malls and strip shopping centers. The suburban office sector, while delivering positive performance, generally lagged the broader REIT market due to tepid job growth not translating into demand for office space. Preferred stocks, as represented by the MLRP, generally had less volatility during the period while delivering an attractive income stream.

Performance Analysis

The Dividend Capital Realty Income Fund has a unique structure which combines meaningful exposure to both common and preferred stock of real estate companies. In our opinion, a benefit of this structure is the ability to construct a portfolio with the potential to deliver attractive current income coupled with capital appreciation participation and lower volatility as compared to investment vehicles focused purely on common stock of real estate companies. Consistent with the fund's structure and primary objective of income, total dividend distributions over the period of $0.585 per share have resulted in a competitive trailing 12-month yield of 4.79% (A-share at NAV). On a total return basis, the fund has increased 16.48% (A-share at NAV) over the 1-year time period and 17.83% annualized since the inception of the fund (12/18/2003, A-share at NAV) while demonstrating significantly lower volatility than common stock oriented benchmarks and competitive funds. This total return is consistent with our expectations and exceeds the return of an equal combination of REIT common and preferred stock indices.

Within the common stock portion of our portfolio, positive performance was contributed by an over-exposure to the hotel sector and an underweight position in suburban office. While delivering a positive absolute contribution, relative performance was detracted by our investment decisions within the regional mail sector.

The preferred stock portion of our portfolio was focused on higher-yielding issues in which our analysis of the underlying company cash flows and the capital structure of the issuing company indicated sufficient cash flow and common equity to support the coupon. We continue to believe these securities offer compelling investment opportunities.

In our opinion, real estate securities will continue to provide investors an attractive and alternate source of income. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class.

Russell C. Platt

                      COMPARISON OF $10,000 INVESTMENT IN
  DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                    MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class A Shares
                           [sales load not reflected]

                                     [CHART]

                                  (IN THOUSANDS)

                    DIVIDEND CAPITAL
                  REALTY INCOME FUND         RMS             MLRP
                  -------------------        ---             ----
    12/18/2003        $10.00               $10.00          $10.00
    12/31/2003         10.01                10.11           10.06
     3/31/2004         11.12                11.33           10.30
     6/30/2004         10.70                10.63            9.94
     9/30/2004         11.51                11.53           10.45
    12/31/2004         12.67                13.29           10.66
     3/31/2005         12.20                12.30           10.58
     6/30/2005         13.23                14.14           10.96
     9/30/2005         13.41                14.65           10.99

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


                      COMPARISON OF $10,000 INVESTMENT IN
  DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                    MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class A Shares
                         [maximum sales load reflected]

                                     [CHART]

                                  (IN THOUSANDS)

                   DIVIDEND CAPITAL
                  REALTY INCOME FUND         RMS             MLRP
                  -------------------        ---             ----
    12/18/2003        $ 9.43               $10.00          $10.00
    12/31/2003          9.43                10.11           10.06
     3/31/2004         10.48                11.33           10.30
     6/30/2004         10.08                10.63            9.94
     9/30/2004         10.85                11.53           10.51
    12/31/2004         11.95                13.29           10.66
     3/31/2005         12.00                12.30           10.58
     6/30/2005         12.47                14.14           10.96
     9/30/2005         12.64                14.65           10.99

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.




    Annualized Return for Year Ended September 30, 2005* - Class A shares
                                                             Since Inception
                                                      1 Year (Dec 18, 2003)
   No sales load reflected:                           16.48%     17.83%
   Maximum sales load reflected:                      9.79%      13.99%
   RMS:                                               27.10%     23.83%
   MLRP:                                              5.12%       5.41%
    * The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.
     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
     Note: The Fund no longer has access to the Morgan Stanley REIT Preferred Index used as a benchmark in previous reporting periods and therefore has not included such comparison herein.
     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
  DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                    MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class C Shares

                                    [CHART]

                                (IN THOUSANDS)

                    DIVIDEND CAPITAL
                   REALTY INCOME FUND       RMS              MLRP
                  -------------------       ---              ----
    12/18/2003         $10.00             $10.00           $10.00
    12/31/2003          10.01              10.11            10.06
     3/31/2004          11.09              11.33            10.30
     6/30/2004          10.65              10.63             9.94
     9/30/2004          11.43              11.53            10.51
    12/31/2004          12.56              13.29            10.66
     3/31/2005          12.06              12.30            10.58
     6/30/2005          13.05              14.14            10.96
     9/30/2005          13.20              14.65            10.99

Past performance is not predictive of future performance.


                        Annualized Return for Year Ended September 30, 2005* - Class C shares
                                                                                Since Inception
                                                            1 Year              (Dec 18, 2003)
                        Class C:                            15.52%                  16.79%
                        RMS:                                27.10%                  23.83%
                        MLRP:                               5.12%                    5.41%

                        * The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.
     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
     Note: The Fund no longer has access to the Morgan Stanley REIT Preferred Index used as a benchmark in previous reporting periods and therefore has not included such comparison herein.
     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
  DIVIDEND CAPITAL REALTY INCOME FUND VS. MORGAN STANLEY REIT INDEX (RMS) AND
                    MERRILL LYNCH REIT PREFERRED INDEX (MLRP)
                                 Class I Shares

                                     [CHART]

                                 (IN THOUSANDS)

                    DIVIDEND CAPITAL
                  REALTY INCOME FUND        RMS              MLRP
                  -------------------       ---              ----
    12/18/2003         $10.00             $10.00           $10.00
    12/31/2003          10.01              10.11            10.06
     3/31/2004          11.12              11.33            10.30
     6/30/2004          10.70              10.63             9.94
     9/30/2004          11.51              11.53            10.51
    12/31/2004          13.24              13.29            10.66
     3/31/2005          12.74              12.30            10.58
     6/30/2005          13.83              14.14            10.96
     9/30/2005          14.02              14.65            10.99

Past performance is not predictive of future performance.





                        Total Return for Period Ended September 30, 2005* - Class I shares
                                                                        Since Inception
                                                     1 Year             (Dec 18, 2003)
                        Class I:                     21.83%                 20.78%
                        RMS:                         27.10%                 23.83%
                        MLRP:                        5.12%                   5.41%

                        * The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

     The Morgan Stanley REIT Index is a capitalization weighted benchmark index of actively traded public real estate investment trusts.

     The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.

     Note: The Fund no longer has access to the Morgan Stanley REIT Preferred Index used as a benchmark in previous reporting periods and therefore has not included such comparison herein.

     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

Dividend Capital Realty Income Fund
Fund Expenses

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or contingent deferred sales charges on certain redemptions and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on certain purchases and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------
                                                                              Expenses Paid During
                                         Beginning Account   Ending Account          Period*
                                               Value             Value        April 1, 2005 through
A CLASS                                    April 1, 2005   September 30, 2005  September 30, 2005
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,099.00              $9.47
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,016.00              $9.10
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                              Expenses Paid During
                                         Beginning Account   Ending Account          Period*
                                               Value             Value        April 1, 2005 through
C CLASS                                    April 1, 2005   September 30, 2005  September 30, 2005
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,095.50             $13.40
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,012.25             $12.86
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

                                                                              Expenses Paid During
                                         Beginning Account   Ending Account          Period*
                                               Value             Value        April 1, 2005 through
I CLASS                                    April 1, 2005   September 30, 2005  September 30, 2005
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Actual                                        $1,000           $1,101.00             $ 8.16
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $1,000           $1,017.25             $ 7.84
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.80% for Class A; 2.55% for Class C and 1.55% for Class I, multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

Asset Allocation and Portfolio Holdings, by Sector

                                    [CHART]

                   Dividend Capital Realty Income Fund
                     Asset Allocation as of 9/30/05

Common Stock                           45%
Preferred Stock                        53%
Other Assets, Net of Liabilities        2%

                                    [CHART]

              Dividend Capital Realty Income Fund
    Common Stock Holdings by Industry Sector as Percentage of
             Common Stock Allocation as of 9/30/05
   ----------------------------------------------------------
       Apartments                                    5.26%
       Healthcare                                    2.32%
       Hotels                                       17.28%
       Industrial                                   13.11%
       Net Lease                                     1.03%
       Office/Central Business District              9.59%
       Office/Suburban                               8.89%
       Other Real Estate Companies                   7.98%
       Realty/Diversified                            4.95%
       Regional Malls                               17.25%
       Self Storage                                  6.42%
       Shopping Centers                              5.93%

       Percentage of Common Stock Allocation
       Industry Segment



                                    [CHART]

                Dividend Capital Realty Income Fund
    Preferred Stock Holdings by Industry Sector as Percentage of
              Preferred Stock Allocation as of 9/30/05
    ------------------------------------------------------------
        Apartments                                   16.27%
        Hotels                                       24.37%
        Manufactured Housing                          1.77%
        Mortgage                                     37.64%
        Net Lease                                     5.52%
        Office/Suburban                               5.09%
        Realty/Diversified                            5.56%
        Regional Malls                                3.77%

Percentage of Preferred Stock Allocation
Industry Segment

                      DIVIDEND CAPITAL REALTY INCOME FUND
                            SCHEDULE OF INVESTMENTS
                              September 30, 2005

    Number                                             % of       Market
    of Shares Security Description                  Net Assets    Value
    --------- --------------------                  ---------- ------------

              COMMON STOCK                            44.87%

              APARTMENTS:                              2.36%
      9,200   Archstone-Smith Trust                            $    366,804
      4,700   Equity Residential Properties Trust                   177,895
      4,300   Essex Property Trust Inc.                             387,000
                                                               ------------
                                                                    931,699
                                                               ------------

              DIVERSIFIED/MISCELLANEOUS:               2.21%
     10,100   Vornado Realty Trust                                  874,862
                                                               ------------

              HEALTHCARE:                              1.04%
     20,000   Chartwell Seniors Housing Real Estate
              Investment (CANADA)                                   258,465
     15,600   Medical Properties Trust Inc.                         152,880
                                                               ------------
                                                                    411,345
                                                               ------------

              HOTELS:                                  7.74%
     39,500   Equity Inns Inc.                                      533,250
      9,400   Lasalle Hotel Properties                              323,830
     53,500   Strategic Hotel Capital, Inc                          976,910
     50,200   Sunstone Hotel Investors Inc.                       1,224,378
                                                               ------------
                                                                  3,058,368
                                                               ------------

              INDUSTRIAL:                              5.88%
     11,400   First Potomac Realty Trust                            292,980
     22,300   Prologis                                              988,113
     53,000   Summit Real Estate (CANADA)                         1,041,096
                                                               ------------
                                                                  2,322,189
                                                               ------------

              NET LEASE:                               0.46%
      6,300   Getty Realty Corp.                                    181,314
                                                               ------------

  Number                                                 % of       Market
  of Shares Security Description                      Net Assets    Value
  --------- --------------------                      ---------- ------------

            OFFICE/CENTRAL BUSINESS
            DISTRICT:                                    4.30%
   10,100   Boston Properties Inc.                               $    716,090
   14,400   SL Green Realty Corp.                                     981,792
                                                                 ------------
                                                                    1,697,882
                                                                 ------------

            OFFICE/SUBURBAN:                             4.02%
    8,100   Alexandria Real Estate Equities Inc.                      669,789
    5,600   Arden Realty Inc.                                         230,552
   12,300   Kilroy Realty Corp.                                       689,169
                                                                 ------------
                                                                    1,589,510
                                                                 ------------

            OTHER REAL ESTATE COMPANIES:                 3.58%
   24,200   Brookfield Properties Corp.                               713,174
   15,700   Global Signal Inc.                                        702,418
                                                                 ------------
                                                                    1,415,592
                                                                 ------------

            REGIONAL MALLS:                              7.74%
   12,200   CBL & Associates Properties Inc.                          500,078
   10,700   General Growth Properties Inc.                            480,751
   14,500   Riocan Real Estate Investment Trust
            (CANADA)                                                  281,205
   24,200   Simon Property Group Inc.                               1,793,704
                                                                 ------------
                                                                    3,055,738
                                                                 ------------

            SELF STORAGE:                                2.88%
   29,500   Extra Space Storage Inc.                                  453,710
   10,200   Public Storage Inc.                                       683,400
                                                                 ------------
                                                                    1,137,110
                                                                 ------------

            SHOPPING CENTERS:                            2.66%
   16,700   Calloway Realty Investment Trust (CANADA)                 368,905
    8,500   Federal Realty Investment Trust                           517,905
    4,300   Weingarten Realty Investors                               162,755
                                                                 ------------
                                                                    1,049,565
                                                                 ------------
            TOTAL COMMON STOCKS
            (Cost $16,503,039)                                     17,725,174
                                                                 ------------

 Number                                                   % of       Market
 of Shares Security Description                        Net Assets    Value
 --------- --------------------                        ---------- ------------

           PREFERRED STOCK:                              53.57%

           APARTMENTS:                                    8.72%
  26,200   Apartment Investment & Management Co.,
           Series G, 9.375%                                       $    693,776
  18,500   Apartment Investment & Management Co.,
           Series Q, 10.100%                                           473,230
  20,800   Apartment Investment & Management Co.,
           Series R, 10.000%                                           537,888
  14,800   Apartment Investment & Management Co.,
           Series U, 7.750%                                            370,444
  26,400   Apartment Investment & Management Co.,
           Series V, 8.000%                                            670,560
  26,800   Associated Estates Realty Corp.,
           Series B, 8.700%                                            698,140
                                                                  ------------
                                                                     3,444,038
                                                                  ------------

           DIVERSIFIED/MISCELLANEOUS:                     2.98%
  16,900   Colonial Properties, Series E, 7.620%                       421,486
  22,900   Crescent Real Estate Equities Co.,
           Series B, 9.500%                                            616,239
   5,300   Sizeler Property Investors Inc.,
           Series B, 9.750%                                            140,503
                                                                  ------------
                                                                     1,178,228
                                                                  ------------

           HOTELS:                                       13.06%
  21,000   Ashford Hospitality Trust, Series A, 8.550%                 546,210
  27,900   Boykin Lodging Company, Series A, 10.500%                   742,140
  18,300   Eagle Hospitality Properties Trust Inc.,
           Series A, 8.250%                                            459,330
  26,200   Felcor Lodging Trust Inc., Series C, 8.000%                 652,380
  27,000   Hersha Hospitality Trust, Series A, 8.000%                  677,700
  24,300   Lasalle Hotel Properties, Series A, 10.250%                 646,380
  26,600   Red Lion Hotels Corp., Series A, 9.500%                     699,048
  13,300   Sunstone Hotel Investors Inc.,
           Series A, 8.000%                                            339,150
  15,800   Winston Hotels Inc., Series B, 8.000%                       395,158
                                                                  ------------
                                                                     5,157,496
                                                                  ------------

 Number                                                    % of       Market
 of Shares Security Description                         Net Assets    Value
 --------- --------------------                         ---------- ------------

           MANUFACTURED HOUSING:                           0.94%
  17,900   Affordable Residential Communities Inc,
           Series A, 8.250%                                        $    373,215
                                                                   ------------

           MORTGAGE - COMMERCIAL:                          2.97%
   3,000   Antracite Capital Inc., Series C, 9.375%                      81,600
  26,800   Newcastle Investment Corp., Series B, 9.750%                 711,540
  15,000   Rait Investment Trust, Series B, 8.375%                      379,500
                                                                   ------------
                                                                      1,172,640
                                                                   ------------

           MORTGAGE - RESIDENTIAL:                        17.19%
  33,600   Accredited Mortgage Loan Reit Trust,
           Series A, 9.750%                                             861,840
  25,500   American Home Mortgage Investment Corp.,
           Series A, 9.750%                                             678,300
  21,000   American Home Mortgage Investment Corp.,
           Series B, 9.250%                                             546,000
  12,100   Annaly Mortgage Management Inc.,
           Series A, 7.875%                                             297,055
  28,000   Anworth Mortgage Asset Corp.,
           Series A, 8.625%                                             696,080
  22,800   Impac Mortgage Holdings Inc.,
           Series B, 9.375%                                             566,808
  41,700   Impac Mortgage Holdings Inc.,
           Series C, 9.125%                                           1,021,233
  18,800   MFA Mortgage Investments Inc.,
           Series A, 8.500%                                             465,300
  40,800   New Century Financial Corp.,
           Series A, 9.125%                                             983,280
  26,700   Novastar Financial Inc., Series C, 8.900%                    675,510
                                                                   ------------
                                                                      6,791,406
                                                                   ------------

           NET LEASE:                                      2.96%
  26,300   Entertainment Properties Trust,
           Series A, 9.500%                                             686,167
  20,800   Trustreet Properties Inc., Series A, 7.720%                  481,000
                                                                   ------------
                                                                      1,167,167
                                                                   ------------

  Number                                                   % of      Market
  of Shares Security Description                        Net Assets   Value
  --------- --------------------                        ---------- -----------

            OFFICE/SUBURBAN:                                2.73%
    5,200   Bedford Property Investors Inc.,
            Series B, 7.625%                                       $   130,104
   18,500   Digital Realty Trust Inc., Series A, 8.500%                487,475
    2,450   Prime Group, Series B, 9.000%                               56,350
   15,800   PS Business Parks Inc., Series D, 9.500%                   404,480
                                                                   -----------
                                                                     1,078,409
                                                                   -----------

            REGIONAL MALLS:                                 2.02%
    6,500   Pennsylvania Real Estate Investment Trust,
            Series A, 11.000%                                          375,375
   16,400   The Mills Corp., Series G, 7.875%                          421,480
                                                                   -----------
                                                                       796,855
                                                                   -----------

            TOTAL PREFERRED STOCKS
            ($21,588,196)                                           21,159,454
                                                                   -----------

            TOTAL INVESTMENTS:
            (Cost: $38,091,235)                            98.44%  $38,884,628
            Other assets less liabilities                   1.56%      617,420
                                                          ------   -----------
            NET ASSETS                                    100.00%  $39,502,048
                                                          ======   ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $38,091,235) (Note 1)                        $38,884,628
 Receivable for securities sold                                                            423,118
 Dividends receivable                                                                      279,683
 Interest receivable                                                                           299
 Receivable for capital stock sold                                                         364,763
 Prepaid expenses                                                                           18,416
                                                                                       -----------
   TOTAL ASSETS                                                                         39,970,907
                                                                                       -----------

LIABILITIES
 Cash overdraft                                                                            169,274
 Payable for securities purchased                                                          231,676
 Payable for capital stock redeemed                                                         10,177
 Accrued management fees                                                                    26,223
 Accrued 12b-1 fees                                                                         15,149
 Accrued administration, transfer agent and accounting fees                                  8,581
 Other accrued expenses                                                                      7,779
                                                                                       -----------
   TOTAL LIABILITIES                                                                       468,859
                                                                                       -----------

NET ASSETS                                                                             $39,502,048
                                                                                       ===========
Net Assets Consist of :
 Paid-in-capital applicable to 3,236,250 $0.01 par value shares of beneficial interest
   outstanding; 50,000,000 shares authorized                                            37,926,285
 Accumulated net realized gain on investments                                              782,370
 Net unrealized appreciation of investments                                                793,393
                                                                                       -----------
 NET ASSETS                                                                            $39,502,048
                                                                                       ===========

NET ASSET VALUE PER SHARE
A Class
   ($27,140,486 / 2,220,434 shares outstanding)                                        $     12.22
                                                                                       ===========
MAXIMUM OFFERING PRICE PER SHARE ($12.22 x 100/ 94.25)                                 $     12.97
                                                                                       ===========
C Class
   ($11,813,649 / 972,563 shares outstanding)                                          $     12.15
                                                                                       ===========
I Class
   ($547,913 / 43,253 shares outstanding)                                              $     12.67
                                                                                       ===========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF OPERATIONS

Year Ended September 30, 2005
--------------------------------------------------------------------------------

      INVESTMENT INCOME
      Income
       Dividend                                               $1,463,900
       Interest                                                    6,508
                                                              ----------
         Total investment income                              $1,470,408
                                                              ----------

      EXPENSES
       Investment advisory fees (Note 2)                         228,697
       12b-1 fees, Class A (Note 2)                               40,299
       12b-1 and servicing fees, Class C (Note 2)                 66,713
       Recordkeeping and administrative services (Note 2)         23,736
       Accounting fees (Note 2)                                   12,151
       Transfer agent fees (Note 2)                               24,015
       Custody fees                                               11,654
       Professional fees                                          27,118
       Directors fees                                             10,700
       Chief Compliance Officer fees                               2,646
       Registration fees                                          35,078
       Shareholder servicing and reports                          58,841
       Miscellaneous                                              31,843
                                                              ----------
         Total expenses                                          573,491
       Management fee waiver and reimbursed expenses (Note 2)   (111,696)
                                                              ----------
         Net expenses                                            461,795
                                                              ----------
       Net investment income                                   1,008,613
                                                              ----------

      REALIZED AND UNREALIZED GAIN
       Net realized gain on investments                        1,058,673
       Net increase in unrealized appreciation on investments    716,565
                                                              ----------
       Net realized and unrealized gain                        1,775,238
                                                              ----------
      INCREASE IN NET ASSETS FROM OPERATIONS                  $2,783,851
                                                              ==========

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Year ended        Period ended
                                                        September 30, 2005 September 30, 2004*
                                                        ------------------ -------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                                     $ 1,008,613         $   68,425
 Net realized gain on investments                            1,058,673            162,687
 Change in unrealized appreciation/depreciation of
   investments                                                 716,565             76,828
                                                           -----------         ----------
 Increase in net assets from operations                      2,783,851            307,940
                                                           -----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income
   A Class                                                    (733,789)           (51,938)
   C Class                                                    (260,455)           (15,109)
   I Class                                                     (14,369)              (833)
 Net realized gain
   A Class                                                    (298,461)            (7,010)
   C Class                                                    (120,299)            (1,675)
   I Class                                                     (11,992)               (98)
                                                           -----------         ----------
 Decrease in net assets from distributions                  (1,439,365)           (76,663)
                                                           -----------         ----------

CAPITAL SHARE TRANSACTIONS (Note 5)
 Shares sold
   A Class                                                  26,292,398          2,703,399
   C Class                                                  10,619,957          1,202,670
   I Class                                                     617,602             49,814
 Distributions reinvested
   A Class                                                     742,508             43,885
   C Class                                                     299,171             10,222
   I Class                                                      23,338                339
 Shares redeemed
   A Class                                                  (3,568,382)          (195,620)
   C Class                                                    (760,451)            (4,565)
   I Class                                                    (150,000)                --
                                                           -----------         ----------
 Increase in net assets from capital share transactions     34,116,141          3,810,144
                                                           -----------         ----------

Net Assets
Increase during period                                      35,460,627          4,041,421
Beginning of period                                          4,041,421                 --
                                                           -----------         ----------
End of period                                              $39,502,048         $4,041,421
                                                           ===========         ==========
(Including undistributed net investment
  income of $ - and $148,959, respectively)

* Commencement of operations of each Class of shares was December 18, 2003.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                       Class A Shares              Class C Shares              Class I Shares
                                 ------------------------    ------------------------    ------------------------
                                  Year ended   Period ended   Year ended   Period ended   Year ended   Period ended
                                 September 30, September 30, September 30, September 30, September 30, September 30,
                                     2005          2004*         2005          2004*         2005          2004*
                                 ------------- ------------- ------------- ------------- ------------- -------------
NET ASSET VALUE
Beginning of period                 $ 11.20       $ 10.00       $ 11.16       $ 10.00       $ 11.19       $ 10.00
                                    -------       -------       -------       -------       -------       -------
Investment activities
  Net investment income                0.40          0.29          0.32          0.21          0.52          0.29
  Net realized and
   unrealized gain on
   investments                         1.41          1.21          1.38          1.21          1.87          1.21
                                    -------       -------       -------       -------       -------       -------
  Total from investment
   activities                          1.81          1.50          1.70          1.42          2.39          1.50
                                    -------       -------       -------       -------       -------       -------
Distributions
    Net investment income             (0.40)        (0.27)        (0.32)        (0.23)        (0.52)        (0.28)
    Net realized gain                 (0.39)        (0.03)        (0.39)        (0.03)        (0.39)        (0.03)
                                    -------       -------       -------       -------       -------       -------
Total Distributions                   (0.79)        (0.30)        (0.71)        (0.26)        (0.91)        (0.31)
                                    -------       -------       -------       -------       -------       -------
NET ASSET VALUE
End of period                       $ 12.22       $ 11.20       $ 12.15       $ 11.16       $ 12.67       $ 11.19
                                    =======       =======       =======       =======       =======       =======

Ratios/Supplemental Data
Total Return                          16.48%        15.10%        15.52%        14.29%        21.83%        15.10%
                                    =======       =======       =======       =======       =======       =======
Ratio to average net assets/(A)/
    Expenses/(B)/                      1.80%         1.80%**       2.55%         2.55%**       1.55%         1.55%**
    Net investment income              4.62%         4.83%**       3.87%         4.05%**       4.87%         5.08%**
Portfolio turnover rate              251.29%       497.37%       251.29%       497.37%       251.29%       497.37%
Net assets, end of period
 (000's)                            $27,140       $ 2,722       $11,814       $ 1,266       $   548       $    53

* Commencement of operations of each Class of shares was December 18, 2003. **Annualized

/(A)/Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for each Class by 0.49% for the year ended September 30, 2005 and 6.76% for the period ended September 30, 2004.

/(B)/Expense ratio reflects the effect of fee waivers and reimbursements.

See Notes to Financial Statements

DIVIDEND CAPITAL REALTY INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS

September 30, 2005
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Dividend Capital Realty Income Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2003 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 850,000,000 shares of $.01 par value common stock. The Fund currently offers three Classes of shares ("Class A", "Class C", and "Class I").

      The investment objective of the Fund is to achieve current income. Capital appreciation is a secondary objective. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in the real estate industry, including real estate investment trusts. Such securities include common stocks, preferred stocks, debt securities, including commercial mortgage-backed securities, or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      Valuation The Fund's securities are valued at current market prices. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the Fund's net asset value is determined as of such times.

      Federal Income Taxes The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Security Transactions and Income Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

      Cash and Cash Equivalents Cash and cash equivalents consist of overnight deposits with Custodian Bank which earns interest at the current market rate.

      Accounting Estimates In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Class Net Asset Values and Expenses All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class.

      Real Estate Investments Trust Securities The Fund has made certain investments in real estate investment trust ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

      Foreign Currency Values of investments denominated in foreign currencies are converted in to U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate. Foreign securities and currency transactions may involve certain consideration and risks not typically associated with those of domestic origin.

      Forward Foreign Currency Exchange Contracts A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. As of September 30, 2005, the Fund invested $1,937,484 in a Canadian dollar forward contract; the cost and market value of the forward contract were the same.

      Reclassifications Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2005, the fund decreased undistributed net investment income by $148,959 and increased undistributed capital gains by $148,959.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Dividend Capital Investments, LLC, ("DCI"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. DCI has contractually agreed to waive its fees and reimburse the Fund for expenses through December 31, 2006 in order to limit the Class A operating expenses to 1.80% of Class A average net assets; Class C operating expenses to 2.55% of Class C average net assets and Class I operating expenses to 1.55% of Class I average net assets. For the year ended September 30, 2005, the Advisor waived fees of $93,354 and reimbursed other expenses of $18,342.

      The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of September 30, 2005 was $210,545 and expire as follows:

                             Year Expiring  Amount
                             ------------- --------
                                   2007    $ 98,849
                                   2008     111,696

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class A or Class C shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's A Class average daily net assets, and at the rate of 0.75% on the Fund's C Class average daily net assets. For the year ended September 30, 2005, there were $40,299 of distribution expenses incurred by the Fund's Class A shares.

      The Fund's Distribution and Service Plan for its Class C shares also provides that the Fund will compensate the Distributor with a servicing fee at the rate of 0.25% per annum of the C Class average daily net assets for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended September 30, 2005 there were $66,713 of distribution and servicing fees incurred by the Fund's Class C shares.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $23,736 for providing record-keeping, and administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .10% of average daily net assets of the Fund.

      First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares.
Underwriting fees of $89,276 were received by FDCC in connection with the distribution of the Fund's shares during the year ended September 30, 2005. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Class A share redemptions occurring within 30 days of purchase and for certain Class C share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended September 30, 2005, the CDSC for Fund shares redeemed was $8,048.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $24,015 for its services for the year ended September 30, 2005.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $12,151 for its services for the year ended September 30, 2005.

      Certain officers and/or an interested director of the Fund are also officers, principals and/or director of CFA, CSS, DCI, FDCC and FSI.

NOTE 3 - INVESTMENTS/CUSTODY

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended September 30, 2005, aggregated $89,722,629 and $56,316,381, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of wash sales, income from passive foreign investment companies and real estate investment trusts.

      The tax character of distributions paid during the year ended September 30, 2005 and the period ended September 30, 2004 were as follows:

                                      Year ended        Period ended
                                  September 30, 2005 September 30, 2004
                                  ------------------ ------------------
         Distributions paid from:
            Ordinary income           $1,439,365          $76,663
                                      ==========          =======

      As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

              Undistributed net investment income      $  851,197
              Accumulated realized gain on investments     96,446
              Unrealized appreciation                     628,120
                                                       ----------
                                                       $1,575,763
                                                       ==========

      The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies and Real Estate Investment Trusts adjustments.

      Cost for Federal Income tax purpose is $38,256,508 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $1,269,516
                   Gross unrealized depreciation   (641,396)
                                                 ----------
                   Net unrealized appreciation   $  628,120
                                                 ==========

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      Capital stock transactions for each class of shares were:

                      Class A Shares         Class C Shares       Class C Shares
                        Year ended             Year ended           Year ended
                    September 30, 2005     September 30, 2005   September 30, 2005
                  ----------------------  --------------------  ------------------
                    Shares      Value      Shares     Value      Shares    Value
                  ---------  -----------  -------  -----------  -------  ---------
Shares sold       2,209,734  $26,292,398  897,005  $10,619,957   48,724  $ 617,602
Shares reinvested    62,110      742,508   25,152      299,171    1,890     23,338
Shares redeemed    (294,513)  (3,568,382) (63,008)    (760,451) (12,087)  (150,000)
                  ---------  -----------  -------  -----------  -------  ---------
Net increase      1,977,331  $23,466,524  859,149  $10,158,677   38,527  $ 490,940
                  =========  ===========  =======  ===========  =======  =========

                      Class A Shares         Class C Shares       Class C Shares
                       Period ended           Period ended         Period ended
                    September 30, 2004     September 30, 2004   September 30, 2004
                  ----------------------  --------------------  ------------------
                    Shares      Value      Shares     Value      Shares    Value
                  ---------  -----------  -------  -----------  -------  ---------
Shares sold         257,899  $ 2,703,399  112,884  $ 1,202,670    4,694  $  49,814
Shares reinvested     4,035       43,885      938       10,222       31        339
Shares redeemed     (18,832)    (195,620)    (408)      (4,565)      --         --
                  ---------  -----------  -------  -----------  -------  ---------
Net increase        243,102  $ 2,551,664  113,414  $ 1,208,327    4,725  $  50,153
                  =========  ===========  =======  ===========  =======  =========

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dividend Capital Realty Income Fund
And The Board of Directors of
The World Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Capital Realty Income Fund, a series of The World Funds, Inc., as of September 30, 2005 and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 18, 2003 to September 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend Capital Realty Income Fund as of September 30, 2005, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period December 18, 2003 to September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 11, 2005

SUPPLEMENTAL INFORMATION (Unaudited)

The World Funds, Inc.
(the "Company")


Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Age    Position(s) Held Number of Principal Occupation(s)               Other
                         with Company     Funds in  During the Past 5 Years               Directorships by
                         and Tenure       Company                                         Directors and
                                          Overseen                                        Number of Funds
                                                                                          in the Complex
                                                                                          Overseen
----------------------------------------------------------------------------------------------------------
Interested Directors:
----------------------------------------------------------------------------------------------------------
* John Pasco, III        Chairman,            9     Mr. Pasco is Treasurer and a Director  The World
8730 Stony Point Parkway Director and               of Commonwealth Shareholder            Insurance
Suite 205                Treasurer since            Services, Inc. ("CSS"), the            Trust - 1 Fund
Richmond, VA 23235       May, 1997                  Company's Administrator, since
(60)                                                1985; President and Director of First
                                                    Dominion Capital Corp. ("FDCC"),
                                                    the Company's underwriter; President
                                                    and Director of Fund Services, Inc.,
                                                    the Company's Transfer and
                                                    Disbursing Agent since 1987;
                                                    President and Treasurer of
                                                    Commonwealth Capital Management,
                                                    Inc. since 1983 which also owns an
                                                    interest in the investment adviser to
                                                    the Third Millennium Russia Fund,
                                                    another fund of the Company;
                                                    President of Commonwealth Capital
                                                    Management, LLC, the adviser to the
                                                    Fund and the adviser to the
                                                    GenomicsFund series of the
                                                    Company, since December, 2000;
                                                    President and Director of
                                                    Commonwealth Fund Accounting,
                                                    Inc., which provides bookkeeping
                                                    services to the Company; and
                                                    Chairman, Trustee and Treasurer of
                                                    The World Insurance Trust, a
                                                    registered investment company, since
                                                    May, 2002; and Chairman, Director
                                                    and Treasurer of Vontobel Funds,
                                                    Inc., a registered investment
                                                    company, since March, 1997. Mr.
                                                    Pasco is also a certified public
                                                    accountant.
----------------------------------------------------------------------------------------------------------

Name, Address and Age   Position(s) Held Number of Principal Occupation(s)                  Other
                        with Company     Funds in  During the Past 5 Years                  Directorships by
                        and Tenure       Company                                            Directors and
                                         Overseen                                           Number of Funds
                                                                                            in the Complex
                                                                                            Overseen
------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.         Director since      9     Retired. Mr. Boyd was Manager of the     The World
10808 Hob Nail Court     May, 1997                 Customer Services Operations and         Insurance
Potomac, MD 20854                                  Accounting Division of the Potomac       Trust - 1 Fund;
(65)                                               Electric Power Company from August,      Satuit Capital
                                                   1978 until April, 2005; a Trustee of The Management
                                                   World Insurance Trust, a registered      Trust - 1 Fund;
                                                   investment company, since May, 2002;     Janus Advisors
                                                   a Trustee of Satuit Capital Management   Series Trust - 2
                                                   Trust, a registered investment company,  Funds (September
                                                   since October, 2002; a Trustee of Janus  2003 to May
                                                   Advisors Series Trust, a registered      2005)
                                                   investment company, from September,
                                                   2003 to May 2005; and Director of
                                                   Vontobel Funds, Inc., registered
                                                   investment company, since March,
                                                   1997. Mr. Boyd is also a certified
                                                   public accountant.
------------------------------------------------------------------------------------------------------------
William E. Poist         Director since      9     Mr. Poist is a financial and tax         The World
5272 River Road          May, 1997                 consultant through his firm              Insurance
Bethesda, MD 20816                                 Management Funds Consulting for          Trust - 1 Fund;
(66)                                               Professionals since 1968; a Trustee of   Satuit Capital
                                                   Satuit Capital Management Trust, a       Management
                                                   registered investment company, since     Trust - 1 Fund
                                                   November, 2003; and a Trustee of The
                                                   World Insurance Trust, a registered
                                                   investment company, since May, 2002;
                                                   and Director of Vontobel Funds, Inc., a
                                                   registered investment company, since
                                                   March, 1997. Mr. Poist is also a
                                                   certified public accountant.
------------------------------------------------------------------------------------------------------------
Paul M. Dickinson        Director since      9     Mr. Dickinson is President of Alfred     The World
8704 Berwickshire Drive  May, 1997                 J. Dickinson, Inc. Realtors since        Insurance
Richmond, VA 23229                                 April, 1971; a Trustee of Satuit         Trust - 1 Fund;
(58)                                               Capital Management Trust, a              Satuit Capital
                                                   registered investment company, since     Management
                                                   November, 2003; Trustee of The           Trust - 1 Fund
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002; and Director of Vontobel
                                                   Funds, Inc., a registered investment
                                                   company, since March, 1997.
------------------------------------------------------------------------------------------------------------

Name, Address and Age   Position(s) Held Number of Principal Occupation(s)                 Other
                        with Company     Fund in   During the Past 5 Years                 Directorships by
                        and Tenure       Company                                           Directors and
                                         Overseen                                          Number of Funds
                                                                                           in the Complex
                                                                                           Overseen
-----------------------------------------------------------------------------------------------------------
Officers:
-----------------------------------------------------------------------------------------------------------
F. Byron Parker, Jr.    Secretary since     N/A    Mr. Parker is Secretary of CSS and            N/A
1500 Forest Avenue      May, 1997                  FDCC since 1986; Secretary of The
Suite 222                                          World Insurance Trust, a registered
Richmond, VA 23229                                 investment company, since May,
(62)                                               2002; and Secretary of Vontobel
                                                   Funds, Inc., a registered investment
                                                   company, since March, 1997; and
                                                   partner in the law firm Parker and
                                                   McMakin.
-----------------------------------------------------------------------------------------------------------
* Leland H. Faust       President of the    N/A    Mr. Faust is President of CSI Capital         N/A
One Montgomery Street   CSI Equity Fund            Management, Inc., a registered
Suite 2525              series since               investment adviser, since 1978. Mr.
San Francisco, CA 94104 October, 1997              Faust is also a partner in the law firm
(59)                                               Taylor & Faust since September,
                                                   1975.
-----------------------------------------------------------------------------------------------------------
* Stephen Goddard       Vice President      N/A    Mr. Goddard has been the President            N/A
One James Center        of the Company             and principal shareholder of The
Suite 1501              and President of           London Company, a registered
Richmond, VA 23219      the New Market             investment adviser, since its inception
(44)                    Fund series                and has been the portfolio manager of
                        since March,               the New Market Fund series since its
                        2003                       inception on October 1, 1998. Mr.
                                                   Goddard is also a director and
                                                   shareholder of Virginia Management
                                                   Investment Corporation, a registered
                                                   investment adviser. Mr. Goddard has
                                                   sixteen years experience in senior
                                                   portfolio management, security
                                                   analysis and finance.
-----------------------------------------------------------------------------------------------------------
* John T. Connor, Jr.   Vice President      N/A    Mr. Connor is President of Third              N/A
1185 Avenue of the      of the Company             Millennium Investment Advisors,
Americas, 32nd Floor    and President of           LLC, a registered investment adviser,
New York, NY 10036      the Third                  since April, 1998; and Chairman of
(64)                    Millennium                 ROSGAL Insurance since 1993.
                        Russia Fund
                        series since
                        October, 1998
-----------------------------------------------------------------------------------------------------------

Name, Address and Age       Position(s) Held  Number of Principal Occupation(s)                 Other
                            with Company      Fund in   During the Past 5 Years                 Directorships by
                            and Tenure        Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers (continued):
----------------------------------------------------------------------------------------------------------------
* Robert J. Sullivan        Vice President of    N/A    Chairman, President and Treasurer of          N/A
2608 Goldbug Avenue         the Company and             Satuit Capital Management Trust, an
Sullivan's Island, SC 29482 President of                open-end investment management
(44)                        the GenomicsFund            company, since December, 2000;
                            series since                Managing Director and Investment
                            January, 2003               Officer of Satuit Capital
                                                        Management, LLC, a registered
                                                        investment adviser, from June, 2000
                                                        to Present; Portfolio Manager and
                                                        Senior Equity Analyst at Cadence
                                                        Capital Management from 1997 to
                                                        2000, an institutional asset
                                                        management firm.
----------------------------------------------------------------------------------------------------------------
* Russell Platt             Vice President of    N/A    Mr. Platt is Chief Executive Officer          N/A
518 17th Street             the Company and             of Forum Partners, an investment
Suite 1700                  President of the            management firm. Previously he was
Denver, CO 80202            Dividend Capital            a Managing Director of Security
(45)                        Realty Income               Capital Research and Management,
                            Fund series since           Inc.'s investment management
                            December, 2003              subsidiary Prior to joining Security
                                                        Capital, Mr. Platt served as President-
                                                        International of JER Partners, a real
                                                        estate investment company, and prior
                                                        to that, served from 1982 to 1999 at
                                                        Morgan Stanley.
----------------------------------------------------------------------------------------------------------------

Name, Address and Age Position(s) Held Number of Principal Occupation(s)                 Other
                      with Company     Fund in   During the Past 5 Years                 Directorships by
                      and Tenure       Company                                           Directors and
                                       Overseen                                          Number of Funds
                                                                                         in the Complex
                                                                                         Overseen
---------------------------------------------------------------------------------------------------------
Officers (continued):
---------------------------------------------------------------------------------------------------------
* Gunter Faschang     Vice President      N/A    Mr. Faschang began his career in              N/A
450 Park Avenue       of the Company             September 1995 as a registered trader
New York, NY 10022    and President of           on the floor of the Frankfurt Stock
(33)                  the Eastern                Exchange with Sputz AG and Exco-
                      European Equity            Bierbaum. In March 1997 he joined
                      Fund series                Investmentbank Austria, Vienna, as a
                      since November,            Central European equity strategist. In
                      2004                       January 1998 Mr. Faschang moved to
                                                 Erste Bank, Vienna, as a Central
                                                 European equity strategist and sector
                                                 analyst for Russian oil stocks, with
                                                 responsibility for organizing the Erste
                                                 group's Central European research
                                                 effort. In March 2000 he was
                                                 appointed manager of Erste-
                                                 Sparinvest's Danubia Fund. In July
                                                 2001 Mr. Faschang joined Vontobel
                                                 Asset Management AG as head of
                                                 Eastern European equity management
                                                 and research, and was at the same
                                                 time appointed a Vice President of
                                                 Vontobel Asset Management, a
                                                 registered investment adviser.
---------------------------------------------------------------------------------------------------------
Peter L. Smith        Chief               N/A    Mr. Smith is Director of Compliance           N/A
4834 Langdrum Lane    Compliance                 for AmeriMutual Funds Distributor,
Chevy Chase, MD 20815 Officer                    and Newfield Advisors, LLC, a
(72)                                             registered broker dealer and a
                                                 registered investment adviser,
                                                 respectively, from 2003 to present;
                                                 Senior Compliance Officer of Mutual
                                                 Fund Services, FBR National Bank
                                                 and Trust, from 2002 to 2003; and
                                                 Senior Vice President of Operations,
                                                 Administration and Compliance for
                                                 the Monument Funds, a registered
                                                 investment company and Principal of
                                                 Monument Distributors, Inc., a
                                                 registered broker-dealer from 1998 to
                                                 2001.
---------------------------------------------------------------------------------------------------------

Dividend Capital Realty Income Fund
Supplemental Information Continued (unaudited)

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005 is available on or through the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov.